Exhibit 99.2

 LEGAL DISCLAIMER  1  CONFIDENTIAL  This presentation and the accompanying oral presentation have been prepared by Grindr Group LLC (together with its subsidiaries, the “Company”) for informational purposes only and to assist interested parties in making their own evaluation with respect to a potential business combination (the “Proposed Business Combination”) between Tiga Acquisition Corp. (“Tiga”) and the Company and related transactions and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any officer, director, employee, agent or advisor of the Company.  This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and the accompanying oral presentation speak only as of the date hereof. Nothing set forth herein should be regarded or relied upon as a representation, warranty or prediction that the Company will achieve or is likely to achieve any particular future result.  While the Company is not aware of any misstatements regarding any information in this presentation, neither the Company nor any of its affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness thereof. Certain information contained herein is based on information released by third party sources. Neither the Company nor Tiga has independently verified such information. In addition, the Company does not undertake any obligation to update any information or forward-looking statement, or to update the reasons why actual results could differ materially from those anticipated herein, even if new information becomes available in the future. This presentation does not purport to contain all the information or factors that may be required to make a full analysis of the Company or the Proposed Business Combination. Viewers of this presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This presentation and the accompanying oral presentation also contain estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry and results of peer companies. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk.The historical financial information provided herein, except for the fiscal years ended December 31, 2019, 2020 and 2021, is unaudited. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Forward Looking StatementsThis presentation includes certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “outlook,” “future,” “predict,” “potential,” “intend,” “will,” “expect,” “anticipate,” “believe,” “may,” “continue,” “should,” “would,” “seem,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to potential benefits of the transaction and the potential success of the Company and Tiga following the Proposed Business Combination. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Tiga or the Company will be obtained; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations affecting the Company’s business or industry; the Company’s ability to successfully capitalize on new and existing markets, including its ability to successfully monetize its products and services in those markets; the Company’s ability to manage future growth; and the Company’s ability to maintain and grow its market share; the effects of competition on the Company’s business; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company; the amount of redemption requests made by Tiga’s public stockholders; the ability of Tiga or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Tiga’s final registration statement on Form S-4 discussed below under the heading “Risk Factors,” and other documents of Tiga filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Tiga nor the Company presently know or that Tiga and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Tiga’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. Tiga and the Company anticipate that subsequent events and developments will cause Tiga’s and the Company’s assessments to change. However, while Tiga and the Company may elect to update these forward-looking statements at some point in the future, Tiga and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Tiga’s and the Company’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.Use of ProjectionsThis presentation contains projected financial information with respect to the Company, namely the revenue (Non-GAAP, as defined below), revenue growth (Non-GAAP, as defined below), adjusted EBITDA and adjusted EBITDA margin for 2022. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of Tiga nor the independent registered public accounting firm of the Company, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.Financial Information; Non-GAAP Financial MeasuresThe financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by Tiga with the SEC. Some of the financial information and data contained in this presentation, such as revenue (Non-GAAP), adjusted EBITDA and adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as net earnings before interest expense, income tax expense, depreciation and amortization.

 LEGAL DISCLAIMER  2  CONFIDENTIAL  Financial Information; Non-GAAP Financial Measures (Contd.)Tiga and the Company believe adjusted EBITDA provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Tiga and the Company believe that the use of adjusted EBITDA provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar Non-GAAP financial measures to investors. Management does not consider these adjusted EBITDA in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In order to compensate for these limitations, management presents Non-GAAP financial measures in connection with GAAP results. The Company is not providing a reconciliation of its adjusted EBITDA for full years 2021–2025 to the most directly comparable measure prepared in accordance with GAAP because the Company is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. You should review the Company’s audited financial statements, which will be included in the Registration Statement (as defined below) relating to the Proposed Business Combination (as described further below). In addition, all the Company historical financial information included herein is preliminary and subject to change. Additional Information About the Proposed Business Combination and Where To Find ItThe Proposed Business Combination will be submitted to stockholders of Tiga for their consideration. Tiga intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Tiga’s stockholders in connection with Tiga’s solicitation for proxies for the vote by Tiga’s stockholders in connection with the Proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company’s stockholders in connection with the completion of the Proposed Business Combination. After the Registration Statement has been filed and declared effective, Tiga will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Proposed Business Combination. Tiga's stockholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Tiga's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Proposed Business Combination, because these documents will contain important information about Tiga, the Company and the Proposed Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Proposed Business Combination and other documents filed with the SEC by Tiga, without charge, at the SEC's website located at www.sec.gov. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the SolicitationTiga, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Tiga’s stockholders in connection with the Proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Tiga’s stockholders in connection with the will be set forth in Tiga’s proxy statement / prospectus when it is filed with the SEC. You can find more information about Tiga’s directors and executive officers in Tiga’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 22, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. No Offer or SolicitationThis presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. TrademarksThis presentation contains trademarks, service marks, trade names and copyrights of the Company, Tiga and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with Tiga or the Company, or an endorsement of sponsorship by or of Tiga or the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Tiga or the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.